PIONEER
BOND
FUND


ANNUAL
REPORT
6/30/02

[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       7

Schedule of Investments                                              10

Financial Statements                                                 22

Notes to Financial Statements                                        29

Report of Independent Auditors                                       35

The Pioneer Family of Mutual Funds                                   36

Trustees, Officers and Service Providers                             37

Retirement Plans from Pioneer                                        44

Programs and Services for Pioneer Shareowners                        46

PIONEER BOND FUND

LETTER FROM THE PRESIDENT 6/30/02


DEAR SHAREOWNERS,

All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

BE GUIDED BY YOUR NEEDS, NOT BY THE NEWS

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

THE FIRST RETIREMENT PLAN FOR OWNER-ONLY BUSINESSES

Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full- or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details. All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER BOND FUND

PORTFOLIO SUMMARY 6/30/02

PORTFOLIO MATURITY

(As a percentage of total investment portfolio)

[CHART]

0-1 year                 0.9%
1-3 years               27.8%
3-4 years               15.6%
4-6 years               23.9%
6-8 years               16.0%
8+ years                15.8%


PORTFOLIO QUALITY

(As a percentage of long-term holdings)

[CHART]

U.S. Government and Treasury Obligations     39.0%
AAA                                           2.0%
AA                                            3.8%
A                                            10.0%
BBB                                          28.8%
BB                                            4.6%
B & Lower                                    11.8%


10 LARGEST HOLDINGS

(As a percentage of long-term holdings)

 1.  U.S. Treasury Bonds, 7.5%, 11/15/16                                 4.25%
 2.  U.S. Treasury Notes, 3.5%, 1/15/11                                  3.03
 3.  Government National Mortgage Association, 7.5%, TBA 30 YRS          2.87
 4.  Government National Mortgage Association, 7.0%, 6/15/31             2.36
 5.  U.S. Treasury Bonds, 8.0%, 11/15/21                                 1.74
 6.  U.S. Treasury Notes, 6.25%, 8/15/23                                 1.70
 7.  Federal National Mortgage Association, 7.5%, 2/1/31                 1.59
 8.  Federal National Mortgage Association, 6.5%, 2/1/32                 1.43
 9.  Government National Mortgage Association, 7.0%, TBA 30 YRS          1.18
10.  General Motors Corp., 9.4%, 7/15/21                                 1.06

PERFORMANCE UPDATE 6/30/02                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS


NET ASSET VALUE
PER SHARE                    6/30/02         6/30/01
                             $8.89           $8.78

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(6/30/01-6/30/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.537              -                 -


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index. Pioneer believes the Lehman Brothers Aggregate Bond Index is more representative than the Lehman Brothers Government/Credit Index of the Fund's holdings and will compare Fund performance against this index in the future.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2002)

                 NET ASSET        PUBLIC OFFERING
PERIOD             VALUE              PRICE*
10 Years           6.39%              5.90%
5 Years            6.11               5.13
1 Year             7.58               2.75

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


GROWTH OF $10,000

[CHART]

                PIONEER BOND         LEHMAN AGGREGATE        LEHMAN GOVERNMENT/CREDIT
                   FUND*                BOND INDEX                    INDEX
                ------------         ----------------        ------------------------
6/30/1992          $9,550                $10,000                     $10,000
6/30/1993         $10,761                $11,179                     $11,316
                  $10,626                $11,032                     $11,151
                  $11,847                $12,416                     $12,576
6/30/1997         $13,196                $14,102                     $14,179
                  $12,322                $13,038                     $13,160
                  $14,521                $15,588                     $15,779
6/30/1999         $14,717                $16,075                     $16,205
                  $14,908                $16,807                     $16,903
                  $16,503                $18,696                     $18,786
6/30/2002         $17,748                $20,310                     $20,333


The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 6/30/02                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS


NET ASSET VALUE
PER SHARE                    6/30/02         6/30/01
                             $8.87           $8.77


 DISTRIBUTIONS PER SHARE     INCOME          SHORT-TERM      LONG-TERM
 (6/30/01-6/30/02)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.482               -                -


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index. Pioneer believes the Lehman Brothers Aggregate Bond Index is more representative than the Lehman Brothers Government/Credit Index of the Fund's holdings and will compare Fund performance against this index in the future.

AVERAGE ANNUAL TOTAL RETURNS
(as of June 30, 2002)

PERIOD               IF HELD       IF REDEEMED*
Life-of-Class         5.50%           5.50%
(4/4/94)
5 Years               5.27            5.11
1 Year                6.78            2.78

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

GROWTH OF $10,000+

                  PIONEER BOND     LEHMAN AGGREGATE        LEHMAN GOVERNMENT/CREDIT
                     FUND*            BOND INDEX                    INDEX
4/30/1994           $10,000             $10,000                    $10,000
                     $9,896              $9,977                     $9,959
                    $10,942             $11,229                    $11,231
6/30/1996           $11,286             $11,792                    $11,753
                    $11,990             $12,753                    $12,663
                    $13,095             $14,097                    $14,092
6/30/1999           $13,170             $14,538                    $14,473
                    $13,233             $15,200                    $15,096
                    $14,518             $16,908                    $16,777
6/30/2002           $15,502             $18,368                    $18,159


+ Index comparisons begin 4/30/94. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 6/30/02                                       CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS


NET ASSET VALUE
PER SHARE                    6/30/02         6/30/01
                             $8.83           $8.73

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(6/30/01-6/30/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.460              -                 -


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index. Pioneer believes the Lehman Brothers Aggregate Bond Index is more representative than the Lehman Brothers Government/Credit Index of the Fund's holdings and will compare Fund performance against this index in the future.

AVERAGE ANNUAL TOTAL RETURNS
(as of June 30, 2002)

                   NET ASSET      PUBLIC OFFERING
PERIOD               VALUE         PRICE/CDSC*
Life-of-Class        4.46%           4.29%
(1/31/96)
5 Years              5.14            4.93
1 Year               6.55            5.46

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


GROWTH OF $10,000

[CHART]

                  PIONEER BOND      LEHMAN AGGREGATE        LEHMAN GOVERNMENT/CREDIT
                     FUND*             BOND INDEX                    INDEX
1/31/1996            $9,900              $10,000                    $10,000
6/30/1996            $9,599               $9,813                     $9,750
                    $10,188              $10,613                    $10,505
                    $11,117              $11,731                    $11,691
6/30/1999           $11,183              $12,099                    $12,007
                    $11,224              $12,649                    $12,523
                    $12,285              $14,071                    $13,919
6/30/2002           $13,089              $15,286                    $15,065


The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 6/30/02                                 CLASS Y SHARES SHARE

PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    6/30/02         9/20/01
                             $8.87           $8.85

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(9/20/01-6/30/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.453              -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index. Pioneer believes the Lehman Brothers Aggregate Bond Index is more representative than the Lehman Brothers Government/Credit Index of the Fund's holdings and will compare Fund performance against this index in the future.

CUMULATIVE TOTAL RETURNS
(as of June 30, 2002)

PERIOD         IF HELD      IF REDEEMED*

Life-of-Class   5.48%          5.48%
(9/20/01)

*    Assumes reinvestment of distributions.


GROWTH OF $10,000

[CHART]

               PIONEER BOND      LEHMAN AGGREGATE       LEHMAN GOVERNMENT/CREDIT
                  FUND*             BOND INDEX                   INDEX
9/30/2001        $10,000              $10,000                   $10,000
6/30/2002        $10,507              $10,383                   $10,332


The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

Most parts of the domestic fixed-income market performed positively during the 12 months ended June 30, 2002, with the higher quality sectors, especially Treasury and mortgage securities, substantially outperforming corporate bonds. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Bond Fund's performance during the 12-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q:   HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2002?

A: The Fund posted healthy returns. However, like most funds that emphasize corporate securities, its performance trailed that of its benchmark, the Lehman Aggregate Bond Index, which is more heavily weighted with Treasuries and high-quality mortgage securities. For the 12 months ended June 30, 2002, the Fund's Class A shares had a total return of 7.58% at net asset value, while Class B shares returned 6.78% and Class C shares returned 6.55%. During the same 12 months, the Lehman Aggregate Bond Index had a return of 8.63%. The Fund continued to provide shareholders with strong, competitive yields. The 30-day SEC yield on Class A shares was 5.25% on June 30, 2002.

Q:   WHAT WERE THE PRINCIPAL FACTORS AFFECTING PERFORMANCE?

A: The best performance in the domestic fixed-income market occurred among higher quality securities, especially Treasuries, as interest rates declined and bond prices rose. The yields on the 10-year Treasury, for example, fell by 0.61 percentage points while five-year Treasury yields fell by almost a full percentage point.

     While the Fund continued to emphasize corporate bonds, good security selection within our corporate investments helped support performance. In addition, the Fund escaped the high-profile blowups in the corporate market, with no direct investments in Tyco, WorldCom, Qwest or Enron.

Q:   WHAT WERE YOUR CHIEF STRATEGIES DURING THE 12 MONTHS?

A: The fiscal year began in the summer of 2001 with the general market expectation that the economy would start to improve. However, the terrorist attacks of September 11 derailed those expectations. The Federal Reserve Board then moved aggressively to lower already-low short-term rates to stimulate the economy - and the market showed signs of stabilization and rising expectations in the final weeks of 2001. Corporate bonds tended to outperform government issues during the first quarter of 2002 as investors anticipated a brisk economic rebound. As a result, Treasury yields began to rise during this period. We thought this rise in Treasury yields was premature and took advantage of the increases in yields to add to our position in Treasuries at lower prices. As a result, we were able to benefit from the strong performance by Treasuries in the second quarter, as yields fell and prices rose in a general flight to quality. As the end of the fiscal year approached, we believed that investors had become too negative about the economy and that corporate bond prices had fallen to levels that overdiscounted any weakness in the economy. We moved to take advantage of this market trend away from corporate bonds. As the end of June approached, we found bargains in the corporate bond market and bought attractive securities with higher yields, while selling some Treasury securities whose yields had fallen. Throughout the period, we kept a healthy allocation to higher-quality mortgage-backed securities, which performed very well.

     At the end of the fiscal year, 11.8% of Fund assets were invested in Treasury securities, while 60% of assets were invested in corporate bonds and approximately 28.1% were invested in pass-through securities, predominately mortgages. Average credit quality was A, with 16.4% of assets invested in securities ranked below investment-grade and 41.0% invested in securities rated AAA or the equivalent. The average maturity of bonds in the portfolio was 8.93 years while the effective duration - or price sensitivity to changes in interest rates - was 4.94 years, down from 5.20 years on December 31, 2001.

Q:   WHAT WERE SOME OF THE RECENT ADDITIONS TO THE FUND'S PORTFOLIO?

A: We added bonds of several cyclical companies whose prospects should improve as the economy strengthens. We also focused on those manufacturers whose businesses would benefit from a weakening in the value of the U.S. dollar, which would make their products more price-competitive in international trading. Typical of our investments were Abitibi Consolidating, a Canadian paper company, Ferro Corp., a manufacturer of industrial materials, and Kennametal, a global company that manufactures tools for industrial customers, especially in the metals and mining industries.

Q:   WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

A: The corporate bond market - like the stock market - recently has been tainted by allegations of accounting problems and corporate misconduct. We think corporate bond prices have been pushed too low, in relation to economic and business fundamentals, and we expect to continue to take advantage of the market's overreaction by finding attractively priced bonds issued by companies that will benefit as the economy gains strength.

     We also believe this is a good time to move from Treasury to corporate securities and to reduce interest-rate sensitivity and the vulnerability to any rise in interest rates as an economic rebound becomes more evident. We also intend to maintain a healthy exposure to mortgage-backed securities, which should continue to perform well.

SCHEDULE OF INVESTMENTS 6/30/02

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                    VALUE
                              CONVERTIBLE CORPORATE BONDS - 0.8%
                              CAPITAL GOODS - 0.2%
                              ELECTRICAL EQUIPMENT - 0.2%
$     500,000  B-/B2          Benchmark Electrical, 6.0%, 8/15/06        $    482,500
                                                                         ------------
                              TOTAL CAPITAL GOODS                        $    482,500
                                                                         ------------
                              CONSUMER CYCLICALS - 0.4%
                              LODGING - HOTELS - 0.4%
    1,000,000  BB+/Ba2        Hilton Hotels, 5.0%, 5/15/06               $    938,770
                                                                         ------------
                              TOTAL CONSUMER CYCLICALS                   $    938,770
                                                                         ------------
                              TECHNOLOGY - 0.2%
                              COMPUTERS (SOFTWARE & SERVICES) - 0.2%
      500,000  B-/Caa1        Aspen Technology, 5.25%, 6/15/05           $    395,000
                                                                         ------------
                              TOTAL TECHNOLOGY                           $    395,000
                                                                         ------------
                              TOTAL CONVERTIBLE CORPORATE BONDS
                              (Cost $1,698,815)                          $  1,816,270
                                                                         ------------
                              ASSET BACKED SECURITIES - 0.5%
                              FINANCIALS - 0.4%
                              CONSUMER FINANCE - 0.2%
      500,000  NR/NR          Discover Card Master Trust I,
                              98-7A, 5.6%, 5/15/06                       $    519,438
                                                                         ------------
                              FINANCIAL (DIVERSIFIED) - 0.2%
      108,898  AAA/Aaa        Advanta Mortgage Loan Trust,
                              Series 93-4A2, 5.55%, 3/25/10              $    108,714
      350,000  AAA/Aaa        Citibank Credit Card Master Trust I,
                              Series 1999-5A, 6.1%, 5/15/08                   371,777
                                                                         ------------
                                                                         $    480,491
                                                                         ------------
                              TOTAL FINANCIALS                           $    999,929
                                                                         ------------
                              UTILITIES - 0.1%
                              ELECTRIC COMPANIES - 0.1%
      250,000  NR/Aaa         Boston Edison Co., 1999-1A4,
                              6.91%, 9/15/09                             $    272,850
                                                                         ------------
                              TOTAL UTILITIES                            $    272,850
                                                                         ------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,206,182)                          $  1,272,779
                                                                         ------------


   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
 PRINCIPAL     RATINGS
 AMOUNT        (UNAUDITED)                                                  VALUE
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
                              FINANCIALS - 0.5%
                              INSURANCE(MULTI-LINE) - 0.5%
$   1,000,000  NR/Aaa         National Realty Finance 1999-A2,
                              6.48%, 1/15/09                             $   1,062,708
                                                                         -------------
                              TOTAL FINANCIALS                           $   1,062,708
                                                                         -------------
                              TOTAL COLLATERALIZED MORTGAGE
                              OBLIGATIONS
                              (Cost $1,010,897)                          $   1,062,708
                                                                         -------------
                              CORPORATE BONDS - 55.0%
                              ENERGY - 3.7%
                              OIL & GAS DRILLING - 1.0%
      315,000  B+/B1          Grant Prideco, Inc., 9.625%, 12/1/07       $     329,175
      750,000  BB/Ba3         Parker Drilling Co., 10.125%, 11/15/09           783,750
    1,100,000  A-/Baa2        Transocean Sedco Forex, 6.625%, 4/15/11        1,132,663
                                                                         -------------
                                                                         $   2,245,588
                                                                         -------------
                              INTEGRATED OIL & GAS - 0.8%
      526,000  AA+/AA1        Imperial Oil Ltd., 8.75%, 10/15/19         $     547,550
    1,200,000  A+/A1          Texaco Capital Corp., 8.25%, 10/1/06           1,366,385
                                                                         -------------
                                                                         $   1,913,935
                                                                         -------------
                              OIL & GAS EXPLORATION & PRODUCTION - 0.8%
    1,000,000  BB-/B1         EOTT Energy Partners L.P., 11.0%, 10/1/09  $     720,000
    1,150,000  BBB-/Baa3      Pure Resources, Inc., 7.125%, 6/15/11          1,128,765
                                                                         -------------
                                                                         $   1,848,765
                                                                         -------------
                              OIL & GAS REFINING & MARKETING - 1.1%
    1,000,000  BBB/BAA1       Ashland Oil Co., 8.8%, 11/15/12            $   1,160,706
    1,200,000  BB-/B1         Tesoro Petroleum Corp., 9.625%, 11/1/08        1,110,000
      200,000  BBB-/Baa3      Valero Energy Corp., 7.375%, 3/15/06             214,409
                                                                         -------------
                                                                         $   2,485,115
                                                                         -------------
                              TOTAL ENERGY                               $   8,493,403
                                                                         -------------
                              MATERIALS - 8.6%
                              DIVERSIFIED CHEMICALS - 0.4%
    1,000,000  B/B2           Huntsman ICI Chemicals, 10.125%, 7/1/09    $     895,000
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                       VALUE
                              SPECIALTY CHEMICALS - 2.0%
$   1,000,000  BBB+/AA3       Arco Chemical Co., 9.8%, 2/1/20                $    851,250
    2,000,000  BBB+/BAA1      Ferro Corp., 9.125%, 1/1/09                       2,149,044
    1,500,000  BBB-/Baa3      Polyone Corp., 8.875%, 5/1/12 (144A)              1,547,663
                                                                             ------------
                                                                             $  4,547,957
                                                                             ------------
                              PAPER PACKAGING - 1.8%
    1,125,000  BBB-/BAA3      Abitibi-Consolidated, Inc., 6.95%, 12/15/06    $  1,109,790
      810,000  B+/B2          Graphic Packaging Corp.,
                              8.625%, 2/15/12 (144A)                              836,325
    1,400,000  BBB/Baa2       International Paper Co., 7.15%, 12/15/27          1,418,038
      800,000  B/B2           Stone Container, 9.75%, 2/1/11                      856,000
                                                                             ------------
                                                                             $  4,220,153
                                                                             ------------
                              DIVERSIFIED METALS & MINING - 1.5%
    2,200,000  NR/NR          Kennametal Inc., 7.2%, 6/15/12                 $  2,198,387
    1,200,000  BBB-/Baa3      Phelps Dodge Corp., 9.5%, 6/1/31                  1,233,565
                                                                             ------------
                                                                             $  3,431,952
                                                                             ------------
                              STEEL - 1.6%
    1,000,000  AA-/A1         Nucor Corp., 6.0%, 1/1/09 (144A)               $    973,972
    2,000,000  BB+/BAA3       USX Corp., 8.125%, 7/15/23                        2,189,610
      500,000  BB+/BAA3       USX Corp., 7.2%, 2/15/04                            528,034
                                                                             ------------
                                                                             $  3,691,616
                                                                             ------------
                              PAPER PRODUCTS - 1.3%
      965,000  BBB+/AA3       Abitibi-Consolidated, Inc., 6.95%, 4/1/08      $    946,683
    1,150,000  B+/B1          FiberMark Inc., 10.75%, 4/15/11                   1,106,875
    1,000,000  A-/A3          Mead Corp., 8.125%, 2/1/23                        1,034,545
                                                                             ------------
                                                                             $  3,088,103
                                                                             ------------
                              TOTAL MATERIALS                                $ 19,874,781
                                                                             ------------
                              INDUSTRIALS - 5.4%
                              AEROSPACE & DEFENSE - 0.2%
      500,000  B/B2           Alliant Techsystems, Inc., 8.5%, 5/15/11       $    522,500
                                                                             ------------
                              BUILDING PRODUCTS - 1.4%
    1,500,000  B/B2           NCI Building Systems, Inc., 9.25%, 5/1/09      $  1,530,000
    1,650,000  B+/B1          Nortek Inc., 9.125%, 9/1/07                       1,670,625
                                                                             ------------
                                                                             $  3,200,625
                                                                             ------------


   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                             VALUE
                              ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
$     250,000  AAA/Aaa        General Electric Capital Corp. 6.5%, 12/10/07        $    268,411
                                                                                   ------------
                              INDUSTRIAL MACHINERY - 0.2%
      500,000  BB+/Ba2        JLG Industries, Inc., 8.375%, 6/15/12 (144A)         $    500,000
                                                                                   ------------
                              AIR FREIGHT & COURIERS - 0.9%
    2,000,000  BBB+/A3        Federal Express Corp., 8.4%, 3/23/10                 $  2,183,920
                                                                                   ------------
                              AIRLINES - 2.1%
    1,264,933  BBB-/A3        American Airlines, Inc., 9.71%, 1/2/07               $  1,297,568
    1,500,000  B+/B2          Northwest Airlines, Inc., 8.52%, 4/7/04                 1,365,000
    1,709,378  A/A1           Southwest Airlines Co., 7.67%, 1/2/14                   1,716,421
    1,000,000  BB+/BAA3       United Air Lines, Inc., 9.125%, 1/15/12 (144A)            530,000
                                                                                   ------------
                                                                                   $  4,908,989
                                                                                   ------------
                              RAILROADS - 0.5%
    1,000,000  BBB/BAA1       Norfolk Southern Corp., 9.0%, 3/1/21                 $  1,231,695
                                                                                   ------------
                              TOTAL INDUSTRIALS                                    $ 12,816,140
                                                                                   ------------
                              CONSUMER DISCRETIONARY - 14.3%
                              AUTO PARTS & EQUIPMENT - 0.2%
      500,000  BBB/BAA2       Delphi Auto Systems Corp., 6.125%, 5/1/04            $    517,872
                                                                                   ------------
                              AUTOMOBILE MANUFACTURERS - 1.3%
      500,000  BBB+/A2        General Motors Capital Corp., 7.5%, 7/15/05          $    532,876
    2,000,000  A/A2           General Motors Corp., 9.4%, 7/15/21                     2,325,536
      150,000  BB+/Ba1        Lear Corp., 7.96%, 5/15/05 (144A)                         153,760
                                                                                   ------------
                                                                                   $  3,012,172
                                                                                   ------------
                              HOME FURNISHINGS - 0.6%
    1,325,000  BBB/Baa2       Mohawk Industries, Inc., 7.2%, 4/15/12               $  1,406,893
                                                                                   ------------
                              HOTELS - 2.0%
    1,200,000  NR/NR          John Q Hamons Hotels Finance,
                              8.875%, 5/15/12                                      $  1,176,000
    1,250,000  BB-/Ba3        Meristar Hospitatlity, 9.125%, 1/15/11                  1,193,750
    2,250,000  BBB-/Ba1       Starwood Hotels Resorts, 7.875%,
                              5/1/12 (144A)                                           2,205,000
                                                                                   ------------
                                                                                   $  4,574,750
                                                                                   ------------
                              BROADCASTING & CABLE TV - 2.8%
    1,000,000  BB+/Ba1        British Sky Broadcasting, 8.2%, 7/15/09              $    983,016
    2,200,000  AA-/BAA3       Continental Cablevision, Inc., 9.5%, 8/1/13             2,319,051
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                              VALUE
                              BROADCASTING & CABLE TV - (CONTINUED)
$   1,900,000  BBB+/BAA1      Cox Enterprises, Inc., 7.375%, 6/15/09 (144A)        $   1,796,670
    1,250,000  AA-/A2         Tele-Communications, Inc., 10.125%, 4/15/22              1,333,908
                                                                                   -------------
                                                                                   $   6,432,645
                                                                                   -------------
                              MOVIES & ENTERTAINMENT - 2.1%
      220,000  BBB+/Baa1      AOL Time-Warner, Inc., 6.125%, 4/15/06               $     213,837
    1,000,000  BBB+/Baa1      AOL Time-Warner, Inc., 6.875%, 5/1/12                      922,249
    1,500,000  B/B3           Premier Parks, Inc., 9.75%, 6/15/07                      1,537,500
    1,500,000  BBB+/Baa1      Time-Warner, Inc., 9.15%, 2/1/23                         1,561,002
      500,000  A-/A3          Viacom Inc., 7.875%, 7/30/30                               542,958
                                                                                   -------------
                                                                                   $   4,777,546
                                                                                   -------------
                              PUBLISHING & PRINTING - 1.5%
    2,425,000  BBB-/Baa3      Harcourt General Inc., 7.3%, 8/1/97                  $   2,243,549
    1,150,000  A-/Baa1        News America Holdings, 8.5%, 2/23/25                     1,262,348
                                                                                   -------------
                                                                                   $   3,505,897
                                                                                   -------------
                              DEPARMENT STORES - 0.6%
    1,379,000  A+/A1          J.C. Penney Co., 9.75%, 6/15/21                      $   1,334,183
                                                                                   -------------
                              GENERAL MERCHANDISE STORES - 1.4%
    1,000,000  BBB-/BAA3      ShopKo Stores, Inc., 6.5%, 8/15/03                   $     982,500
    1,000,000  AA/AA3         Wal-Mart Stores, Inc., 8.5%, 9/15/24                     1,140,604
    1,000,000  AA/Aa2         Wal-Mart Stores, Inc., 8.62%, 1/1/10                     1,131,490
                                                                                   -------------
                                                                                   $   3,254,594
                                                                                   -------------
                              APPAREL RETAIL - 0.5%
    1,000,000  BBB/Baa2       Jones Apparel Group, Inc., 7.875%, 6/15/06           $   1,094,874
                                                                                   -------------
                              COMPUTER & ELECTRONICS RETAIL - 0.7%
    1,700,000  BBB-/Baa3      NCR Corp., 7.125%, 6/15/09 (144A)                    $   1,725,016
                                                                                   -------------
                              HOME IMPROVEMENT RETAIL - 0.6%
      750,000  B+/B2          Scott's Co., 8.625%, 1/15/09 (144A)                  $     773,438
      500,000  B+/B2          Scott's Corp., 8.625%, 1/15/09                             515,625
                                                                                   -------------
                                                                                   $   1,289,063
                                                                                   -------------
                              TOTAL CONSUMER DISCRETIONARY                         $  32,925,505
                                                                                   -------------
                              CONSUMER STAPLES - 3.9%
                              FOOD DISTRIBUTORS - 2.3%
    1,650,000  B-/B3          Fisher Scientific International Inc.,
                              9.0%, 2/1/08                                         $   1,687,125


   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                      VALUE
                              FOOD DISTRIBUTORS - (CONTINUED)
$     625,000  NR/NR          SuperValu Inc., 7.5%, 5/15/12                 $     652,808
    1,000,000  BBB+/BAA1      SuperValu Inc., 8.875%, 11/15/22                  1,029,779
    1,950,000  B/B3           Wesco Distribution Inc., 9.125%, 6/1/08           1,872,000
                                                                            -------------
                                                                            $   5,241,712
                                                                            -------------
                              FOOD RETAIL - 1.6%
    1,650,000  BBB-/Ba1       Dole Foods Co., 7.25%, 5/1/09 (144A)          $   1,687,089
    2,100,000  BBB/Baa3       Tyson Foods, Inc., 7.0%, 1/15/28                  1,969,993
                                                                            -------------
                                                                            $   3,657,082
                                                                            -------------
                              TOTAL CONSUMER STAPLES                        $   8,898,794
                                                                            -------------
                              HEALTH CARE - 3.1%
                              HEALTH CARE SUPPLIES - 2.0%
      500,000  BBB/Baa3       Beckman Industries, Inc., 7.45%, 3/4/08       $     539,876
    1,070,000  BBB/Baa3       Beckman Instruments, Inc., 7.05%, 6/1/26          1,156,581
      750,000  B/B2           Bio-Rad Laboratories, Inc., 11.625%, 2/15/07        838,125
    2,000,000  A-/BAA1        Guidant Corp., 6.15%, 2/15/06                     2,071,784
                                                                            -------------
                                                                            $   4,606,366
                                                                            -------------
                              HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
    2,200,000  BBB-/Ba1       Healthsouth Corp., 7.625%, 6/1/12 (144A)      $   2,179,362
                                                                            -------------
                              MANAGED HEALTH CARE - 0.2%
      375,000  BBB-/Ba1       Columbia HCA Healthcare Corp.,
                              7.25%, 5/20/08                                $     393,133
                                                                            -------------
                              TOTAL HEALTH CARE                             $   7,178,861
                                                                            -------------
                              FINANCIALS - 11.5%
                              BANKS - 2.4%
    1,400,000  A/Aa3          BankAmerica, 7.4%, 1/15/11                    $   1,533,283
    2,000,000  A+/A1          Bank of Montreal, 7.8%, 4/1/07                    2,219,460
    1,250,000  NR/NR          Hudson United Bank, 7.0%, 5/15/12                 1,294,004
      500,000  A/A1           Republic New York Corp., 9.3%, 6/1/21               620,115
                                                                            -------------
                                                                            $   5,666,862

                              CONSUMER FINANCE - 2.4%
    1,500,000  BB+/BAA3       Capital One Financial Corp., 7.125%, 8/1/08   $   1,404,192
    2,100,000  NR/NR          GATX Financial Corp., 8.875%, 6/1/09              2,107,048
    2,250,000  A/A2           Household Finance Co., 6.375%, 10/15/11           2,152,390
                                                                            -------------
                                                                            $   5,663,630
                                                                            -------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                    VALUE
                              DIVERSIFIED FINANCIAL SERVICES - 3.8%
$   1,000,000  A+/A2          American General Finance Corp.,
                              8.125%, 8/15/09                            $   1,123,060
    1,100,000  A/A1           Associates Corp., 8.15%, 8/1/09                1,240,424
    1,000,000  BBB+/BAA1      AvalonBay Communities Inc., 6.8%, 7/15/06      1,045,156
    1,972,000  BB-/Ba3        Forest City Enterprises, 8.5%, 3/15/08         2,011,440
    1,660,000  BBB-Ba1        Health Care REIT, Inc., 7.5%, 8/15/07          1,741,539
    1,500,000  A-/A3          Hertz Corp., 6.25%, 3/15/09                    1,430,026
      360,000  A-/A3          Hertz Corp., 7.4%, 3/1/11                        354,767
                                                                         -------------
                                                                         $   8,946,412
                                                                         -------------
                              PROPERTY & CASUALTY INSURANCE - 1.1%
    1,000,000  BBB+/BAA2      W.R. Berkley, 8.7%, 1/1/22                 $     980,729
    1,535,000  AA/AA3         National Realty Corp., 8.85%, 1/15/05          1,698,270
                                                                         -------------
                                                                         $   2,678,999
                                                                         -------------
                              REAL ESTATE INVESTMENT TRUSTS - 1.8%
    1,500,000  B/B3           BF Saul Real Estate Investment Trust,
                              9.75%, 4/1/08                              $   1,485,000
    1,000,000  BBB/Baa3       Colonial Realty Senior Note, 7.0%, 7/14/07     1,020,538
    1,500,000  BBB/Baa3       Mack-Cali Realty, 7.25%, 3/15/09               1,574,707
                                                                         -------------
                                                                         $   4,080,245
                                                                         -------------
                              TOTAL FINANCIALS                           $  27,036,148
                                                                         -------------
                              INFORMATION TECHNOLOGY - 2.5%
                              INTERNET SOFTWARE & SERVICES - 0.2%
      325,000  A/A2           Computer Sciences Corp., 7.5%, 8/8/05      $     353,985
                                                                         -------------
                              TELECOMMUNICATIONS EQUIPMENT - 1.0%
    1,500,000  BB-/Ba3        L-3 Communication Holdings Corp.,
                              7.625%, 6/15/12 (144A)                     $   1,507,500
      862,000  B+/Ba3         L-3 Communication Holdings Corp.,
                              8.5%, 5/15/08                                    887,860
                                                                         -------------
                                                                         $   2,395,360
                                                                         -------------
                              COMPUTER HARDWARE - 0.5%
      900,000  BBB+/Baa1      Sun Microsystems Inc., 7.65%, 8/15/09      $     950,156
      250,000  BBB+/BAA1      Sun Microsystems Inc., 7.35%, 8/15/04            262,594
                                                                         -------------
                                                                         $   1,212,750
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
AMOUNT         (UNAUDITED)                                                   VALUE
                              ELECTRONICS EQUIPMENT & INSTRUMENTS - 0.6%
$   1,250,000  BB-/Ba2        Ingram Micro Inc., 9.875%, 8/15/08        $   1,300,000
                                                                        -------------
                              SEMICONDUCTORS - 0.2%
      500,000  B/B2           Fairchild Semiconductor, 10.5%, 2/1/09    $     532,500
                                                                        -------------
                              TOTAL INFORMATION TECHNOLOGY              $   5,794,595
                                                                        -------------
                              TELECOMMUNICATION SERVICES - 0.3%
                              WIRELESS TELECOMMUNICATION SERVICES - 0.3%
    1,000,000  B/B3           Crown Castle International Corp.,
                              9.0%, 5/15/11                             $     610,000
                                                                        -------------
                              TOTAL TELECOMMUNICATION SERVICES          $     610,000
                                                                        -------------
                              UTILITIES - 1.7%
                              ELECTRIC UTILITIES - 0.8%
      700,000  BB-/Ba3        CMS Energy Corp., 7.5%, 1/15/09           $     483,000
    1,250,000  BBB-/Baa3      Great Lakes Power Inc., 8.3%, 3/1/05          1,302,082
                                                                        -------------
                                                                        $   1,785,082
                                                                        -------------
                              GAS UTILITIES - 0.9%
    1,000,000  A/A2           Oneok, Inc., 6.0%, 2/1/09                 $     997,600
    1,000,000  BBB/BAA2       Sonat Inc., 7.625%, 7/15/11                     984,008
                                                                        -------------
                                                                        $   1,981,608
                                                                        -------------
                              TOTAL UTILITIES                           $   3,766,690
                                                                        -------------
                              TOTAL CORPORATE BONDS
                              (Cost $126,417,603)                       $ 127,394,917
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                      VALUE
                    U.S. GOVERNMENT AND TREASURY OBLIGATIONS - 37.4%
$         597       Federal Home Loan Mortgage Corp.,
                    10.0%, 11/1/02                                        $       603
       18,953       Federal Home Loan Mortgage Corp.,
                    10.5%, 4/1/19                                              21,533
      124,896       Federal Home Loan Mortgage Corp.,
                    7.5%, 7/1/30                                              131,269
      340,164       Federal Home Loan Mortgage Corp.,
                    7.0%, 12/1/30                                             352,725
    1,000,000       Federal Home Loan Mortgage Corp.,
                    6.5%, TBA 30 YRS                                        1,019,688
        6,128       Federal Home Loan Mortgage Corp.,
                    REMIC Series 1988-24B, 9.5%, 1/15/05                        6,131
      161,764       Federal Home Loan Mortgage Corp.,
                    REMIC Series 1145G, 8.0%, 9/15/06                         168,160
       14,019       Federal Home Loan Mortgage Corp.,
                    REMIC Series 1564J, 6.5%, 7/15/08                          14,099
      400,000       Federal Home Loan Mortgage Corp.,
                    REMIC Series 2131CB, 6.0%, 8/15/21                        412,842
      168,263       Federal Home Loan Mortgage Corp.,
                    REMIC Series 2043, 6.5%, 4/15/28                          166,638
        2,273       Federal National Mortgage Association,
                    10.0%, 7/1/19                                               2,568
       57,007       Federal National Mortgage Association,
                    11.0%, 6/1/19                                              65,226
    3,518,981       Federal National Mortgage Association,
                    7.5%, 8/1/20 to 2/1/31                                  3,695,398
      445,575       Federal National Mortgage Association,
                    6.0%, 2/1/32                                              445,005
   13,726,145       Federal National Mortgage Association,
                    6.5%, 4/1/31 to 3/1/32                                 14,015,423
    8,221,554       Federal National Mortgage Association,
                    7.0%, 7/1/22 to 1/1/32                                  8,526,559
      302,837       Federal National Mortgage Association,
                    REMIC Series 95-23D, 7.0%, 10/25/07                       324,021
      346,394       Federal National Mortgage Association,
                    REMIC Series 93-129 KB, 6.5%, 4/25/08                     361,610


   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                        VALUE
                    U.S. GOVERNMENT AND TREASURY
                    OBLIGATIONS - (CONTINUED)
$      86,095       Federal National Mortgage Association,
                    REMIC Series 1989-19B, 10.3%, 4/25/19                  $   97,268
        7,751       Federal National Mortgage Association,
                    REMIC Series 1989-19B, 10.3%, 4/25/20                      10,163
       12,279       Government National Mortgage Association,
                    9.5%, 5/15/20                                              13,760
       92,623       Government National Mortgage Association,
                    10.0%, 1/15/18 to 7/15/20                                 104,062
       98,606       Government National Mortgage Association,
                    7.75%, 2/15/30                                            104,541
    9,175,581       Government National Mortgage Association,
                    7.0%, 12/15/13 to 6/15/31                               9,551,873
    3,692,804       Government National Mortgage Association,
                    7.5%, 2/15/26 to 2/15/31                                3,908,323
    3,545,341       Government National Mortgage Association,
                    6.5%, 2/15/29 to 5/15/32                                3,626,713
    6,000,000       Government National Mortgage Association,
                    7.5%, TBA 30 YRS                                        6,326,250
    2,500,000       Government National Mortgage Association,
                    7.0%, TBA 30 YRS                                        2,601,035
       35,211       Government National Mortgage Association I,
                    10.0%, 1/15/06                                             38,002
      184,356       Government National Mortgage Association I,
                    7.5%, 10/15/29                                            194,748
    1,191,107       Government National Mortgage Association I,
                    7.0%, 12/15/30 to 3/15/31                               1,239,315
       29,041       Government National Mortgage Association II,
                    9.5%, 12/20/20                                             32,397
      181,980       Government National Mortgage Association II,
                    6.5%, 2/20/29 to 3/20/29                                  185,675
    2,413,080       Government National Mortgage Association II,
                    7.0%, 1/20/29 to 12/20/30                               2,501,645
       12,682       Government National Mortgage Association
                    Midget, 10.0%, 5/15/04                                     13,367
      195,572       Government National Mortgage Association,
                    REMIC Series 1998-24A, 6.5%, 11/20/24                     202,755


   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                       VALUE
                    U.S. GOVERNMENT AND TREASURY
                    OBLIGATIONS - (CONTINUED)
$   7,775,000       U.S. Treasury Bonds, 7.5%, 11/15/16                  $  9,356,777
    3,000,000       U.S. Treasury Bonds, 8.0%, 11/15/21                     3,837,186
    6,250,000       U.S. Treasury Notes, 3.5%, 1/15/11                      6,674,226
    1,250,000       U.S. Treasury Notes, 5.0%, 8/15/11                      1,267,361
    1,000,000       U.S. Treasury Notes, 4.875%, 2/15/12                    1,003,750
    3,500,000       U.S. Treasury Notes, 6.25%, 8/15/23                     3,749,994
                                                                         ------------
                    TOTAL U.S. GOVERNMENT AND
                    TREASURY OBLIGATIONS
                    (Cost $84,312,215)                                   $ 86,370,684
                                                                         ------------
                    FOREIGN GOVERNMENT SPONSORED - 0.8%
    1,500,000       Hydro-Quebec, 8.0%, 2/1/13                           $  1,761,341
                                                                         ------------
                    TOTAL FOREIGN GOVERNMENT SPONSORED
                    (Cost $1,640,079)                                    $  1,761,341
                                                                         ------------
                    MUNICIPAL BONDS - 0.3%
                    GOVERNMENT SECURITY - 0.3%
      600,000       Tobacco Settlement Authority Iowa,
                    6.79%, 6/1/10                                        $    600,300
                                                                         ------------
                    TOTAL MUNICIPAL BONDS
                    (Cost $600,000)                                      $    600,300
                                                                         ------------
                    TEMPORARY CASH INVESTMENT - 4.6%
                    REPURCHASE AGREEMENT - 4.6%
   10,700,000       Credit Suisse First Boston Group, Inc., 1.86%,
                    dated 6/28/02, repurchase price of $10,700,000
                    plus accrued interest on 7/1/02, collateralized by
                    $11,638,000, U.S. Treasury Bills, 11.625%, 11/15/04  $ 10,700,000
                                                                         ------------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $10,700,000)                                   $ 10,700,000
                                                                         ------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $227,585,721) (a)(b)(c)(d)                     $230,978,999
                                                                         ============

(144A)Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002 the value of these securities amounted to $16,415,795 or 7.3% of total net assets.


   The accompanying notes are an integral part of these financial statements.

(a) At June 30, 2002, the net unrealized loss on investment, based on cost for federal income tax purposes of $228,595,002 was as follows:

     Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                    $5,262,607

     Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                    (2,878,610)
                                                                    ----------
     Net unrealized gain                                            $2,383,997
                                                                    ==========

Note:The Fund's investments in mortgage-backed securities of the Government
     National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(b) At June 30, 2002 the Fund had a net capital loss carryforward of $15,771,453 which will expire between 2003 and 2010 if not utilized. This amount includes a net capital loss carryforward of 5,754,589, which may be limited from the merger with Pioneer Limited Maturity Bond Fund.

(c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(d) The Fund elected to defer $62,425 of capital losses recognized between November 1, 2001 and June 30, 2002 to its fiscal year ending June 30, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2002, were as follows:

                                           PURCHASES       SALES
                                         ------------   ------------
Long-term U.S. Government                $100,478,897   $146,791,591
Other Long-term Securities               $ 55,462,999   $ 36,523,509


   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/02

ASSETS:
  Investments in securities, at value (including temporary cash
     investment of $10,700,000) (cost $227,585,721)                      $230,978,999
  Cash                                                                      1,074,285
  Receivables -
     Investment securities sold                                                   353
     Fund shares sold                                                       3,921,323
     Interest                                                               3,662,609
  Other                                                                           641
                                                                         ------------
       Total assets                                                      $239,638,210
                                                                         ------------
LIABILITIES:
  Payables -
     Investment securities purchased                                     $ 13,070,306
     Fund shares repurchased                                                  488,483
     Dividends                                                                184,631
  Due to affiliates                                                           260,360
  Accrued expenses                                                             74,538
                                                                         ------------
       Total liabilities                                                 $ 14,078,318
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $238,848,073
  Accumulated net investment income                                           161,700
  Accumulated net realized loss on investments                            (16,843,159)
  Net unrealized gain on investments                                        3,393,278
                                                                         ------------
       Total net assets                                                  $225,559,892
                                                                         ============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $143,713,265/16,160,577 shares)                      $       8.89
                                                                         ============
  Class B (based on $59,728,747/6,734,586 shares)                        $       8.87
                                                                         ============
  Class C (based on $18,066,776/2,045,278 shares)                        $       8.83
                                                                         ============
  Class Y (based on $4,051,104/456,740 shares)                           $       8.87
                                                                         ============
MAXIMUM OFFERING PRICE:
  Class A                                                                $       9.31
                                                                         ============
  Class C                                                                $       8.92
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 6/30/02

INVESTMENT INCOME:
   Interest                                                                      $13,201,269
                                                                                 -----------
EXPENSES:
   Management fees                                            $947,886
   Transfer agent fees
      Class A                                                  367,167
      Class B                                                  168,066
      Class C                                                   59,035
      Class Y                                                      271
   Distribution fees
      Class A                                                  321,216
      Class B                                                  503,854
      Class C                                                  110,611
   Administrative fees                                          24,958
   Custodian fees                                               29,695
   Registration fees                                            48,247
   Professional fees                                           114,284
   Fees and expenses of nonaffiliated trustees                   8,077
                                                              --------
      Total expenses                                                             $ 2,703,367
      Less fees paid indirectly                                                      (10,071)
                                                                                 -----------
      Net expenses                                                               $ 2,693,296
                                                                                 -----------
         Net investment income                                                   $10,507,973
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                              $   607,828
   Change in net unrealized gain (loss) on investments                             2,465,620
                                                                                 -----------
      Net gain on investments                                                    $ 3,073,448
                                                                                 -----------
      Net increase in net assets resulting from operations                       $13,581,421
                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 6/30/02 AND 6/30/01


                                                                YEAR ENDED       YEAR ENDED
FROM OPERATIONS:                                                 6/30/02          6/31/01
  Net investment income                                      $  10,507,973     $   8,928,567
  Net realized gain (loss) on investments                          607,828        (1,375,194)
  Change in net unrealized gain (loss) on investments            2,465,620         6,128,739
                                                             -------------     -------------
     Net increase in net assets resulting from operations    $  13,581,421     $  13,682,112
                                                             -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.54 and $0.57 per share, respectively)         $  (7,557,499)    $  (6,528,863)
   Class B ($0.48 and $0.47 per share, respectively)            (2,734,621)       (1,942,382)
   Class C ($0.46 and $0.51 per share, respectively)              (568,282)         (373,290)
   Class Y ($0.45 and $0.00 per share, respectively)              (173,109)               --
                                                             -------------     -------------
     Total distributions to shareowners                      $ (11,033,511)    $  (8,844,535)
                                                             -------------     -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                           $ 136,048,667     $  91,170,199
  Shares issued in reorganization                               33,044,571                --
  Reinvestment of distributions                                  8,321,639         6,651,577
  Cost of shares repurchased                                   (98,014,964)     (104,929,049)
                                                             -------------     -------------
   Net increase (decrease) in net assets resulting from
   fund share transactions                                   $  79,399,913     $  (7,107,273)
                                                             -------------     -------------
   Net increase (decrease) in net assets                     $  81,947,823     $  (2,269,696)
NET ASSETS:
  Beginning of year                                            143,612,069       145,881,765
                                                             -------------     -------------
  End of year (including accumulated undistributed
   net investment income of $161,700 and
   $158,577, respectively)                                   $ 225,559,892     $ 143,612,069
                                                             =============     =============

CLASS A                               02 SHARES      02 AMOUNT         01 SHARES       01 AMOUNT
Shares sold                           9,485,648     $ 84,087,153        8,252,539     $ 71,930,064
Shares issued in reorganization       2,857,467       25,353,014               --               --
Reinvestment of distributions           669,010        5,938,451          589,339        5,123,837
Less shares repurchased              (8,017,192)     (71,514,559)      (9,753,803)     (84,775,939)
                                     ----------     ------------       ----------     ------------
   Net increase (decrease)            4,994,933     $ 43,864,059         (911,925)    $ (7,722,038)
                                     ==========     ============       ==========     ============
CLASS B
Shares sold                           3,734,792     $ 33,130,445        1,642,167     $ 14,334,324
Shares issued in reorganization         815,332        7,227,654               --               --
Reinvestment of distributions           212,419        1,882,566          145,514        1,261,155
Less shares repurchased              (2,388,364)     (21,291,457)      (1,841,146)     (15,915,309)
                                     ----------     ------------       ----------     ------------
   Net increase (decrease)            2,374,179     $ 20,949,208          (53,465)    $   (319,830)
                                     ==========     ============       ==========     ============
CLASS C
Shares sold                           1,672,898     $ 14,746,355          565,772     $  4,905,811
Reinvestment of distributions            44,342          391,303           30,767          266,585
Less shares repurchased                (517,216)      (4,582,952)        (492,161)      (4,237,801)
                                     ----------     ------------       ----------     ------------
   Net increase                       1,200,024     $ 10,554,706          104,378     $    934,595
                                     ==========     ============       ==========     ============
CLASS Y
Shares sold                             461,986     $  4,084,714
Shares issued in reorganization          52,300          463,903
Reinvestment of distributions            12,366          109,319
Less shares repurchased                 (69,912)        (625,996)
                                        -------     ------------

   Net increase                         456,740     $  4,031,940
                                        =======     ============


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/02

                                                           YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           6/30/02(a)      6/30/01       6/30/00        6/30/99        6/30/98
CLASS A
Net asset value, beginning of period                       $    8.78      $    8.47     $    8.94      $    9.37      $    9.07
                                                           ---------      ---------     ---------      ---------      ---------
Increase (decrease) from investment operations:
   Net investment income                                   $    0.52      $    0.57     $    0.58      $    0.56      $    0.59
   Net realized and unrealized gain (loss) on investments       0.13           0.31         (0.47)         (0.43)          0.30
                                                           ---------      ---------     ---------      ---------      ---------
     Net increase from investment operations               $    0.65      $    0.88     $    0.11      $    0.13      $    0.89
Distributions to shareowners:
   Net investment income                                       (0.54)         (0.57)        (0.58)         (0.56)         (0.59)
                                                           ---------      ---------     ---------      ---------      ---------
Net increase (decrease) in net asset value                 $    0.11      $    0.31     $   (0.47)     $   (0.43)     $    0.30
                                                           ---------      ---------     ---------      ---------      ---------
Net asset value, end of period                             $    8.89      $    8.78     $    8.47      $    8.94      $    9.37
                                                           =========      =========     =========      =========      =========
Total return*                                                   7.58%         10.70%         1.30%          1.35%         10.04%
Ratio of net expenses to average net assets+                    1.16%          1.21%         1.18%          1.04%          1.18%
Ratio of net investment income to average net assets+           5.79%          6.53%         6.68%          6.01%          6.34%
Portfolio turnover rate                                           59%            43%           60%            46%            44%
Net assets, end of period (in thousands)                   $ 143,713      $  98,004     $ 102,349      $ 129,487      $ 114,326
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                 1.16%          1.18%         1.15%          1.02%          1.17%
   Net investment income                                        5.79%          6.56%         6.71%          6.03%          6.35%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio assuming no reduction for fees paid indirectly.

(a) Accretion of discounts and amortization of premiums on debt securities (see note 6) resulted in a reduction of net investment income of $0.01 per share, an increase in net realized and unrealized gain (loss) on investments of $0.01 per share, and the ratio of net investment income to average net assets decreased by 0.18%.


   The accompanying notes are an integral part of these financial statements.

                                                          YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                          6/30/02(a)     6/30/01      6/30/00        6/30/99       6/30/98
CLASS B
Net asset value, beginning of period                       $  8.77       $  8.44       $  8.91       $  9.33       $  9.03
                                                           -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.44       $  0.50       $  0.50       $  0.48       $  0.51
   Net realized and unrealized gain (loss) on investments     0.14          0.30         (0.46)        (0.42)         0.31
                                                           -------       -------       -------       -------       -------
     Net increase from investment operations               $  0.58       $  0.80       $  0.04       $  0.06       $  0.82
Distributions to shareowners:
   Net investment income                                     (0.48)        (0.47)        (0.51)        (0.48)        (0.52)
                                                           -------       -------       -------       -------       -------
Net increase (decrease) in net asset value                 $  0.10       $  0.33       $ (0.47)      $ (0.42)      $  0.30
                                                           -------       -------       -------       -------       -------
Net asset value, end of period                             $  8.87       $  8.77       $  8.44       $  8.91       $  9.33
                                                           =======       =======       =======       =======       =======
Total return*                                                 6.78%         9.71%         0.48%         0.57%         9.21%
Ratio of net expenses to average net assets+                  1.95%         2.05%         2.05%         1.86%         1.98%
Ratio of net investment income to average net assets+         5.02%         5.72%         5.81%         5.18%         5.52%
 Portfolio turnover rate                                        59%           43%           60%           46%           44%
 Net assets, end of period (in thousands)                  $59,729       $38,231       $37,269       $49,816       $30,888
 Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               1.95%         2.04%         2.03%         1.83%         1.97%
   Net investment income                                      5.02%         5.73%         5.83%         5.21%         5.53%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

     Total return would be reduced if sales charges were taken into account.

+    Ratio assuming no reduction for fees paid indirectly.

(a) Accretion of discounts and amortization of premiums on debt securities (see note 6) resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.


   The accompanying notes are an integral part of these financial statements.

                                                        YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                         6/30/02(a)  6/30/01   6/30/00    6/30/99    6/30/98
CLASS C
Net asset value, beginning of period                       $  8.73    $ 8.46    $ 8.89    $  9.31    $ 9.02
                                                           -------    ------    ------    -------    ------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.44    $ 0.48    $ 0.48    $  0.48    $ 0.52
   Net realized and unrealized gain (loss) on investments     0.12      0.30     (0.45)     (0.42)     0.29
                                                           -------    ------    ------    -------    ------
     Net increase from investment operations               $  0.56    $ 0.78    $ 0.03    $  0.06    $ 0.81
Distributions to shareowners:
   Net investment income                                     (0.46)    (0.51)    (0.46)     (0.48)    (0.52)
                                                           -------    ------    ------    -------    ------
Net increase (decrease) in net asset value                 $  0.10    $ 0.27    $(0.43)   $ (0.42)   $ 0.29
                                                           -------    ------    ------    -------    ------
Net asset value, end of period                             $  8.83    $ 8.73    $ 8.46    $  8.89    $ 9.31
                                                           =======    ======    ======    =======    ======
Total return*                                                 6.55%     9.46%     0.36%      0.60%     9.12%
Ratio of net expenses to average net assets+                  2.14%     2.18%     2.32%      1.86%     1.90%
Ratio of net investment income to average net assets+         4.78%     5.56%     5.53%      5.17%     5.58%
Portfolio turnover rate                                         59%       43%       60%        46%       44%
Net assets, end of period (in thousands)                   $18,067    $7,377    $6,264    $10,369    $8,515
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               2.15%     2.15%     2.30%      1.83%     1.89%
   Net investment income                                      4.77%     5.59%     5.55%      5.20%     5.59%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

     Total return would be reduced if sales charges were taken into account.

+    Ratio assuming no reduction for fees paid indirectly.

(a) Accretion of discounts and amortizations of premiums on debt securities (see note 6) resulted in a reduction of net investment income of $0.01 per share, an increase in net realized and unrealized gain (loss) on investments of $0.01 per share, and the ratio of net investment income to average net assets decreased by 0.18%.


   The accompanying notes are an integral part of these financial statements.

                                                               9/20/01
                                                                  TO
                                                              6/30/02(a)
CLASS Y (a)
Net asset value, beginning of period                           $ 8.85
                                                               ------
Increase (decrease) from investment operations:
   Net investment income                                       $ 0.43
   Net realized and unrealized gain on investments               0.04
                                                               ------
     Net increase (decrease) from investment operations        $ 0.47
Distributions to shareowners:
   Net investment income                                        (0.45)
                                                               ------
Net decrease in net asset value                                $ 0.02
                                                               ------
Net asset value, end of period                                 $ 8.87
                                                               ======
Total return*                                                    5.48%
Ratio of net expenses to average net assets+                     0.64%**
Ratio of net investment income to average net assets+            6.28%**
Portfolio turnover rate                                            59%
Net assets, end of period (in thousands)                       $4,051
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                  0.64%**
   Net investment income                                         6.28%**


(a)  Class Y Shares were first publicly offered on September 20, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

(a) Accretion of discounts and amortization of premiums on debt securities (see note 6) resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.23%.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/02


1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

On September 28, 2001 (Closing Date), the Fund acquired the assets of the Pioneer Limited Maturity Bond Fund in exchange solely for (I) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Fund and (II) the assumption by the Fund of the liabilities of the Pioneer Limited Maturity Bond Fund. Following this transfer, the Pioneer Limited Maturity Bond Fund was liquidated and dissolved and Class A, B, Y shares of the Fund were distributed to the former shareowners of the Pioneer Limited Maturity Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareowner of the Pioneer Limited Maturity Bond Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The unrealized appreciation of $707,251 at the date of transfer was treated as non-taxable by the Pioneer Limited Maturity Bond Fund. As such, the Pioneer Bond Fund's basis in the securities transferred reflects their historical cost basis as of the date of transfer. The portfolio turnover shown in the financial highlights excludes purchases and sales of securities by the Pioneer Limited Maturity Bond Fund prior to the date of transfer. The shares issued in connection with the acquisition are reflected as "shares issued in reorganization" in the statement of changes in net assets. The net assets, net asset values per share and shares outstanding as of the Closing Date were:


                           LIMITED MATURITY BOND FUND
                              (PRE-REORGANIZATION)

                                        CLASS A        CLASS B        CLASS Y
                                        -------        -------        -------
Net Assets                            $25,353,014    $7,227,654      $463,902

Shares Outstanding                      6,789,834     1,943,967       123,913

Net Asset Value Per Share                    3.73          3.72          3.74

                                    BOND FUND
                              (PRE-REORGANIZATION)

                      CLASS A          CLASS B        CLASS C        CLASS Y
                      -------          -------        -------        -------
Net Assets           $105,362,478     $42,828,737    $9,521,769     1,521,296

Shares
Outstanding            11,875,065       4,831,398     1,079,669       171,511

Net Asset Value
Per Share                    8.87            8.86          8.82          8.87

                                    BOND FUND
                              (POST-REORGANIZATION)

                        CLASS A         CLASS B        CLASS C       CLASS Y
                        -------         -------        -------       -------
Net Assets           $130,715,492     $50,056,389    $9,521,769    $1,985,198

Shares
Outstanding            14,732,532       5,646,730     1,079,669       223,811

Net Asset Value
Per Share                    8.87            8.86          8.82          8.87

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the year ended June 30, 2002 and 2001 were as follows:

                                                2002                 2001
                                                ----                 ----
  DISTRIBUTIONS PAID FROM:
    Ordinary income                        $11,033,511            $8,844,535
    Long-Term capital gain                          --                    --
                                           -----------            ----------
                                           $11,033,511            $8,844,535
                                           -----------            ----------
    Return of capital                      $        --            $       --
                                           -----------            ----------
         Total                             $11,033,511            $8,844,535

     The following shows components of distributable earnings on a federal income tax basis at June 30, 2002. These amounts do not include the capital loss carryforward:

                                                                      2001
                                                                      ----
     Undistributed ordinary income                                 $  346,331
     Undistributed long-term gain                                          --
     Unrealized appreciation                                        2,383,997
                                                                   ----------
         Total                                                     $2,730,328

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

     At June 30, 2002, the Fund has reclassified $1,555,504 and $248,252 from paid in capital to accumulated net investment loss and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $23,607 in underwriting commissions on the sale of Fund shares for the year ended June 30, 2002.

D.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

E.   REPURCHASE AGREEMENT

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administation agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2002, $95,546 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $72,353 in transfer agent fees payable to PIMSS at June 30, 2002.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $92,461 in distribution fees payable to PFD at June 30, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2002, CDSCs in the amount of $185,206 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 2002, the Fund's expenses were reduced by $10,071 under such arrangements.

6.   CHANGE IN ACCOUNTING PRINCIPLE

As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to July 1, 2001, the Fund did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the Fund's total net assets, but resulted in a $1,026,823 reduction in the cost of securities and a corresponding increase in net unrealized appreciation, based on securities held by the Fund on July 1, 2001.

The effect of this change for the year ended June 30, 2002, was to decrease net investment income by $335,081, decrease change in net unrealized gain (loss) on investments by $196,605 and increase net realized loss on investments by $531,686. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREOWNERS OF PIONEER BOND FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond Fund (the "Fund") as of June 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated August 10, 2001, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP


Boston, Massachusetts
August 16, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS

UNITED STATES
Pioneer Core Equity Fund***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
   (formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
   (formerly Pioneer International Growth Fund)

SECTOR FUNDS
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)


INCOME FUNDS

TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

***  Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

**   Name change effective July 30, 2001.

+    Name change effective September 21, 2001.

++   Name change effective September 6, 2001.

Note Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
     September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                                            TERM OF OFFICE/
NAME, AGE AND ADDRESS     POSITION HELD     LENGTH OF SERVICE
John F. Cogan, Jr. (76)*  Chairman of the   Trustee since 1982.
                          Board, Trustee    Serves until
                          and President     retirement or
                                            removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.


Daniel T. Geraci (45)**   Trustee and       Trustee since
                          Executive Vice    October, 2001. Serves
                          President         until retirement or
                                            removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

                                            TERM OF OFFICE/
NAME, AGE AND ADDRESS     POSITION HELD     LENGTH OF SERVICE
Mary K. Bush (54)         Trustee           Trustee since 1997.
4201 Cathedral Avenue, NW,                  Serves until
Washington, DC, 20016                       retirement or removal.

Richard H. Egdahl,        Trustee           Trustee since 1992.
M.D. (75)                                   Serves until
Boston University                           retirement or removal.
Healthcare
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

Margaret B.W. Graham (55) Trustee           Trustee since 1990.
1001 Sherbrooke                             Serves until
Street West,                                retirement or removal.
Montreal, Quebec, Canada

NAME, AGE AND ADDRESS      PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS
                           YEARS                                    HELD
John F. Cogan, Jr. (76)*   Deputy Chairman and a Director of        Director of Harbor
                           Pioneer Global Asset Management S.p.A.   Global Company, Ltd.
                           (PGAM); Non-Executive Chairman and a
                           Director of Pioneer Investment
                           Management USA Inc. (PIM-USA); Chairman
                           and a Director of Pioneer; President of
                           all of the Pioneer Funds; and Of Counsel
                           (since 2000, Partner prior to 2000),
                           Hale and Dorr LLP (counsel to PIM-USA
                           and the Pioneer Funds)

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

Daniel T. Geraci (45)**    Director and CEO-US of PGAM since        None
                           November 2001; Director, Chief Executive
                           Officer and President of PIM-USA since
                           October 2001; Director of Pioneer
                           Investment Management Shareholder
                           Services, Inc. since October 2001;
                           President and a Director of Pioneer,
                           Pioneer Funds Distributor, Inc. ("PFD")
                           and Pioneer International Corporation
                           since October 2001; Executive Vice
                           President of all of the Pioneer Funds
                           since October 2001; President of
                           Fidelity Private Wealth Management Group
                           from 2000 through October 2001; and
                           Executive Vice President--Distribution
                           and Marketing of Fidelity Investments
                           Institutional Services and Fidelity
                           Investments Canada Ltd. prior to 2000.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS      PRINCIPAL OCCUPATION DURING PAST FIVE    OTHER DIRECTORSHIPS
                           YEARS                                    HELD
Mary K. Bush (54)          President, Bush & Co. (international     Director and/or Trustee
4201 Cathedral Avenue, NW, financial advisory firm)                 of Brady Corporation
Washington, DC, 20016                                               (industrial
                                                                    identification and
                                                                    specialty coated
                                                                    material products
                                                                    manufacturer), Mastec
                                                                    Inc. (communications
                                                                    and energy
                                                                    infrastructure),
                                                                    Mortgage Guaranty
                                                                    Insurance Corporation,
                                                                    R.J. Reynolds Tobacco
                                                                    Holdings, Inc.
                                                                    (tobacco) and Student
                                                                    Loan Marketing
                                                                    Association (secondary
                                                                    marketing of student
                                                                    loans)

Richard H. Egdahl,         Alexander Graham Bell Professor of       None
M.D. (75)                  Health Care Entrepreneurship, Boston
Boston University          University; Professor of Management,
Healthcare                 Boston University School of
Entrepreneurship Program,  Management; Professor of Public
53 Bay State Road,         Health, Boston University School of
Boston, MA 02215           Public Health; Professor of Surgery,
                           Boston University School of Medicine;
                           University Professor, Boston
                           University

Margaret B.W. Graham (55)  Founding Director, The Winthrop          None
1001 Sherbrooke            Group, Inc. (consulting firm);
Street West,               Professor of Management, Faculty of
Montreal, Quebec, Canada   Management, McGill University

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS              POSITION HELD        TERM OF OFFICE/LENGTH OF SERVICE
Marguerite A. Piret (54)           Trustee              Trustee since 1982.
One Boston Place, 26th Floor,                           Serves until retirement or
Boston, MA 02108                                        removal.

Stephen K. West (73)               Trustee              Trustee since 1993.
125 Broad Street,                                       Serves until retirement or
New York, NY 10004                                      removal.

John Winthrop (66)                 Trustee              Trustee since 1985.
One North Adgers Wharf,                                 Serves until retirement or
Charleston, SC 29401                                    removal.


FUND OFFICERS

NAME, AGE AND ADDRESS              POSITION HELD        TERM OF OFFICE/LENGTH OF SERVICE
Joseph P. Barri (55)               Secretary            Since 1978.
                                                        Serves at the
                                                        discretion of
                                                        Board.

Dorothy E. Bourassa (54)           Assistant Secretary  Since November,
                                                        2000.
                                                        Serves at the
                                                        discretion of
                                                        Board.

Vincent Nave (56)                  Treasurer            Since November,
                                                        2000.
                                                        Serves at the
                                                        discretion of
                                                        Board.

Luis I. Presutti (37)              Assistant Treasurer  Since November,
                                                        2000.
                                                        Serves at the
                                                        discretion of
                                                        Board.

                                PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS           FIVE YEARS
Marguerite A. Piret (54)        President, Newbury, Piret &        Director, Organogenesis Inc. (tissue
One Boston Place, 26th Floor,   Company, Inc. (merchant banking    engineering company)
Boston, MA 02108                firm)

Stephen K. West (73)            Of Counsel, Sullivan & Cromwell    Director, Dresdner RCM Global Strategic
125 Broad Street,               (law firm)                         Income Fund, Inc. and The Swiss Helvetia
New York, NY 10004                                                 Fund, Inc. (closed-ended investment
                                                                   companies), AMVESCAP PLC (investment
                                                                   managers) and First ING Life Insurance
                                                                   Company of New York

John Winthrop (66)              President, John Winthrop & Co.,    Director of NUI Corp. (energy sales, services
One North Adgers Wharf,         Inc. (private investment firm)     and distribution)
Charleston, SC 29401

FUND OFFICERS

NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS HELD
                               DURING PAST FIVE YEARS
Joseph P. Barri (55)           Partner, Hale and Dorr              None
                               LLP; Secretary of all
                               of  the Pioneer Funds


Dorothy E. Bourassa (54)       Secretary of PIM-USA:               None
                               Senior Vice President-
                               Legal of Pioneer; and
                               Secretary/Clerk of most
                               of PIM-USA's
                               subsidiaries since
                               October 2000;  Assistant
                               Secretary of all of the
                               Pioneer Funds  since
                               November 2000; Senior
                               Counsel,  Assistant Vice
                               President and Director
                               of  Compliance of
                               PIM-USA from April 1998
                               through  October 2000;
                               Vice President and
                               Assistant  General
                               Counsel, First Union
                               Corporation from
                               December 1996 through
                               March 1998

Vincent Nave (56)              Vice President-Fund                 None
                               Accounting and Custody
                               Services of Pioneer
                               (Manager from September
                               1996 to February 1999);
                               and Treasurer of all of
                               the Pioneer Funds
                               (Assistant Treasurer
                               from  June 1999 to
                               November 2000)

Luis I. Presutti (37)          Assistant Vice                      None
                               President-Fund
                               Accounting,
                               Administration and
                               Custody Services of
                               Pioneer  (Fund
                               Accounting Manager from
                               1994 to 1999);  and
                               Assistant Treasurer of
                               all of the Pioneer
                               Funds since November 2000

NAME, AGE AND ADDRESS         POSITION HELD            TERM OF OFFICE/LENGTH OF SERVICE
Gary Sullivan (44)            Assistant Treasurer      Since May, 2002.
                                                       Serves at the discretion of
                                                       Board.

Alan Janson (31)              Assistant Treasurer      Since July, 2002.
                                                       Serves at the discretion of
                                                       the Board.

NAME, AGE AND ADDRESS         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD
Gary Sullivan (44)            Fund Accounting Manager-Fund Accounting.               None
                              Administration and Custody Services of
                              Pioneer since 1997; and Assistant Treasurer
                              of all of the Pioneer Funds since May 2002

Alan Janson (31)              Manager, Valuation Risk and Information                None
                              Technology-Fund Accounting, Administration
                              and Custody Services of Pioneer since March
                              2002; and Assistant Treasurer of all of the
                              Pioneer Funds since July 2002. Manager,
                              Valuation Risk and Performance Reporting
                              of Pioneer from June 2000 to February 2002.
                              Member of Pioneer Pricing Group from 1996
                              to 2000 (promoted to Manager in 1998)

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                       www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO PIONEER INVESTMENTS(R)]

PIONEER INVESTMENT MANAGEMENT, INC.                               12105-00-0802
60 STATE STREET                             (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                 UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                        [GRAPHIC] PRINTED ON RECYCLED PAPER